NU SKIN ENTERPRISES, INC.

REGISTRATION RIGHTS AGREEMENT

        This Registration Rights Agreement (this “Agreement”) is made and entered into as of October __, 2003, by and among Nu Skin Enterprises, Inc. (the “Company”) and the Purchasers.

        This Agreement is made pursuant to the Purchase Agreement, dated as of the date hereof, by and among the Selling Stockholders and the Purchasers (the “Purchase Agreement”), relating to the sale of the Stock by the Selling Stockholders and the purchase of the Stock by the Purchasers upon the terms and subject to the conditions set forth therein (the “Transaction”).

        The Company and the Purchasers hereby agree as follows:

        1.     Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

                “Agreement” shall have the meaning set forth in the Preamble.

                “Advice” shall have the meaning set forth in Section 7(c).

                “Affected Holders” shall have the meaning set forth in Section 7(d).

                “Closing Date” means the date on which the Stock is sold by the Selling Stockholders to the Purchasers pursuant to the Purchase Agreement.

                “Commission” means the Securities and Exchange Commission.

                “Company” shall have the meaning set forth in the Preamble.

                “Effectiveness Date” means, with respect to the Registration Statement required to be filed, the 180th day following the Closing Date.

                “Effectiveness Period” shall have the meaning set forth in Section 2(b).

                “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                “Filing Date” means, with respect to the Registration Statement required to be filed hereunder, the 30th day following the Closing Date.

                “Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

                “Indemnified Party” shall have the meaning set forth in Section 6(c).

                “Indemnifying Party” shall have the meaning set forth in Section 6(c).

                “Losses” shall have the meaning set forth in Section 6(a).

                “Notice” shall have the meaning set forth in Section 3(a).

                “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

                “Prospectus” means the prospectus included in a registration statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the registration statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                “Purchase Agreement” shall have the meaning set forth in the Preamble.

                “Registrable Securities” means the Stock that is sold by the Selling Stockholders to the Purchasers on the Closing Date pursuant to the Purchase Agreement.

                “Registration Statement” means the registration statement required to be filed pursuant to Section 2 hereunder, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

                “Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                “Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                “Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

                “Suspension Period” shall have the meaning set forth in Section 2.

                “Transaction” shall have the meaning set forth in the Preamble.

        2.    Shelf Registration.

            (a)        On or prior to the applicable Filing Date, the Company shall prepare and file with the Commission the Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith) and shall contain (except if otherwise directed by the Holders) the “Plan of Distribution” attached hereto as Annex A. The Company shall use its commercially reasonable best efforts to cause the Registration Statement to be declared effective under the Securities Act as soon as possible but, in any event, no later than the applicable Effectiveness Date, provided, however, that the Company may, upon written notice to all Holders, postpone having the Registration Statement declared effective for a period not to exceed 90 days if the Company possesses material non-public information, the disclosure of which would have a material adverse effect on the Company and its subsidiaries, taken as a whole.

            (b)        The Company shall use its commercially reasonable best efforts to keep the Registration Statement continuously effective under the Securities Act until the earliest of: (i) the date which is two years after the date that such Registration Statement is declared effective by the Commission, (ii) the date when all of the Registrable Securities registered under the Registration Statement are disposed of in accordance with the Registration Statement or (iii) the date when all Registrable Securities covered by such Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144 (the “Effectiveness Period”). Notwithstanding the foregoing, the Company may suspend the effectiveness of the Registration Statement and the use of the related Prospectus by written notice to the Holders for a period not to exceed an aggregate of 30 days in any 60-day period (each such period, a “Suspension Period”) if the Board of Directors of the Company shall have determined in good faith that because of valid business reasons, including the acquisition or divestiture of assets, pending corporate developments or similar events, it is in the best interests of the Company to suspend such effectiveness of use, provided, that Suspension Periods shall not exceed an aggregate of 90 days in any 360-day period. The Company shall not be required to specify in the written notice to the Holders the nature of the event giving rise to the Suspension Period.

        3.     Registration Procedures. In connection with the Company’s registration obligations hereunder, the Company shall:

            (a)     (i) Use its commercially reasonable best efforts to prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such Registration Statement in order to register for resale under the Securities Act all of the Registrable Securities, as the case may be; (ii) respond as promptly as reasonably possible to any comments received from the Commission with respect to the Registration Statement or any amendment thereto; and (iii) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented. The Company shall not be required to include a Holder’s shares in the Registration Statement, and a Holder shall not be entitled to use the related Prospectus, if the Registration Statement has been declared effective by the Commission and such Holder has not delivered to the Company a completed and signed Notice of Registration Statement and Selling Securityholder Questionnaire (the “Notice”), substantially in the form set forth in Annex B hereto, within fifteen (15) calendar days of the Closing Date.

            (b)     Notify the Holders of Registrable Securities to be sold as promptly as reasonably possible and (if requested by any such person) confirm such notice in writing (i) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information relating thereto; provided, however, that under no circumstances shall the Company be required to disclose material non-public information in connection with the notice pursuant to this Section 3(b); (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the suspension of the Registration Statement pursuant to Section 2.

            (c)     Use its commercially reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

            (d)     Promptly deliver to each Holder, without charge, as many copies of the Prospectus or Prospectuses and each amendment or supplement thereto as such Holder may reasonably request in writing. Subject to any notice by the Company in accordance with Section 3(b), the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

            (e)     Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

            (f)     The Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and, if requested by the Commission, the controlling person thereof.

        4.     Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement.

        5.     Non-Public Information. The Company shall not provide any Holder with any information that constitutes material, non-public information without such Holder’s prior written consent.

        6.     Indemnification.

            (a)     Indemnification by the Company. The Company shall indemnify and hold harmless each Holder, the officers, directors, agents and employees of such Holder, each person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages or liabilities (collectively, “Losses”), insofar as such Losses arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, and the Company hereby agrees to reimburse such Holder for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such claim or action as such expenses are incurred; provided, however, that the Company shall not be liable to any such Holder in any such case to the extent that such Losses arise out of or are based upon (1) any untrue statements or alleged untrue statements or omissions or alleged omissions based upon information furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities as set forth in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or (2) in the case of an occurrence of an event of the type specified in Section 3(b), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 7(c). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

            (b)     Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of each such controlling person, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or based upon: (x) such Holder’s failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that (1) such untrue statements or alleged untrue statements or omissions or alleged omissions are based upon information furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities as set forth in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or (2) in the case of an occurrence of an event of the type specified in Section 3(b), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 7(c). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

            (c)     Notice of Claims, Etc. If any Proceeding shall be brought or asserted against any person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except and only to the extent that such failure shall have adversely prejudiced the Indemnifying Party.

        An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel within a commercially reasonable period of time after having received written notice of such Proceeding. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement or compromise of or consent to the entry of a judgment with respect to any pending or threatened Proceeding in respect of which indemnification or contribution may be sought hereunder, unless such settlement, compromise or judgment (i) includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any Indemnified Party.

        All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

            (d)     Contribution. If a claim for indemnification under Section 6(a) or 6(b) is unavailable to or insufficient to hold harmless an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

        The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.

        7.     Miscellaneous.

            (a)     Remedies. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.

            (b)     Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of the Registrable Securities pursuant to the Registration Statement.

            (c)     Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Sections 2(b) and 3(b), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

            (d)     Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of at least a majority of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of certain Holders (the “Affected Holders”) and that does not directly or indirectly affect the rights of other Holders may be given by those Affected Holders holding at least a majority of the then outstanding Registrable Securities held by all the Affected Holders, provided, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

            (e)     Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:

Nu Skin Enterprises, Inc.
75 West Center Street
Provo, UT 84601
Attn: General Counsel
Fax No.: (801) 345-3899

With a copy to:

Simpson Thacher & Bartlett LLP
3330 Hillview Avenue
Palo Alto, CA 94304
Attn: Kevin Kennedy, Esq.
Facsimile No.: (650) 251-5002

If to a Purchaser:

To the address set forth under such Purchaser’s name on the signature pages hereto.

If to any other person who is then the registered Holder:

To the address of such Holder as it appears in the stock transfer books of the Company or such other address as may be designated in writing hereafter, in the same manner, by such person.

            (f)     Successors and Assigns. This Agreement shall be binding upon each party hereto and its successors and assigns. Each Purchaser shall be entitled to transfer or assign its interest hereunder to up to three persons or entities which are non-affiliated with it and to any affiliate thereof.

            (g)     Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

            (h)     Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys fees and other reasonable costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

            (i)     Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

            (j)     Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (k)     Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser hereunder is several and not joint with the obligations of any other Purchaser hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGES TO FOLLOW]

        IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NU SKIN ENTERPRISES, INC.

By: /s/ Ritch N. Wood

Name: Ritch N. Wood

Title: Chief Financial Officer

Address: 75 West Center Street, Provo UT 84601

Phone: 801-345-5000

Facsimile: 801-345-5099

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGES OF PURCHASERS TO FOLLOW]

        IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

PURCHASER:

By:

Name:

Title:

Address:

Phone:

Facsimile:

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Annex A

Plan of Distribution

        The Selling Stockholders and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The Selling Stockholders may use any one or more of the following methods when selling shares:

o	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

o	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

o	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

o	an exchange distribution in accordance with the rules of the applicable exchange;

o	privately negotiated transactions;

o	in satisfaction of positions created by short sales;

o	broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

o	a combination of any such methods of sale; and

o	any other method permitted pursuant to applicable law.

        The Selling Stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

        Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The Selling Stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

        The Selling Stockholder may from time to time pledge or grant a security interest in some or all of the Shares or common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, by amending the list of Selling Stockholders to include the pledgee, transferee or other successors in interest as Selling Stockholders under this prospectus.

        The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. The Selling Stockholders have informed the Company that it does not have any agreement or understanding, directly or indirectly, with any person to distribute the Common Stock.

        The Company is required to pay all fees and expenses incident to the registration of the shares. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including certain liabilities under the Securities Act.

Annex B

Nu Skin Enterprises, Inc.

Notice of Registration Statement

and

Selling Securityholder Questionnaire

        The undersigned beneficial holder of Class A Common Stock (the “Registrable Securities”) of Nu Skin Enterprises, Inc. (the “Company”) understands that the Company has filed or intends to file with the United States Securities and Exchange Commission (the “Commission”) a registration statement on an appropriate form (the “Shelf Registration Statement”) for the registration and resale under Rule 415 of the United States Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities in accordance with the terms of the Registration Rights Agreement, dated as of _________, 2003 (the “Registration Rights Agreement”), between the Company and the Purchasers party thereto. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below.

        In order to sell or otherwise dispose of any Registrable Securities pursuant to the Shelf Registration Statement (or a supplement or amendment thereto), a beneficial owner of Registrable Securities generally will be required to be named as a Selling Securityholder in the related prospectus, deliver a prospectus to purchasers of Registrable Securities and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions, as described below). In addition, this Notice of Registration Statement and Selling Securityholder Questionnaire must be completed, executed and delivered to the Company at the address set forth herein for receipt ON OR BEFORE ___________, 2003. Beneficial owners of Registrable Securities who do not complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling securityholders in the Shelf Registration Statement and (ii) may not use the Prospectus forming a part thereof for resales of Registrable Securities. Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and related prospectus.

NOTICE

        The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3) pursuant to the Shelf Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement. The Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

1.     (a) Full legal name of Selling Securityholder:

    (b)        Full legal name of registered holder (if not the same as in (a) above) of Registrable Securities listed in Item 3 below:

    (c)        Full legal name of DTC participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in Item 3 below are held:

2.     Address for notices to Selling Securityholder:

_________________

_________________

_________________

Telephone:

_________________

Fax:

_________________

Contact Person:

_________________

3.     Beneficial ownership of Registrable Securities:

        Principal amount of Registrable Securities beneficially owned:

        CUSIP No(s). of such Registrable Securities:

4.     Beneficial Ownership of other securities of the Company:

Except as set forth below in this Item 4, the undersigned Selling Securityholder is not the beneficial or registered owner of any shares of common stock or any other securities of the Company, other than the Registrable Securities listed above in Item 3.

        State any exceptions here:

5.     Relationships with the Company:

Except as set forth below, neither the Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

6.     Plan of Distribution:

Except as set forth below, the undersigned Selling Securityholder(including its donees or pledges) intends to distribute the Registrable Securities listed above in Item 3 pursuant to the Shelf Registration Statement only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned Selling Securityholder or, alternatively, through underwriters, broker-dealers or agents. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging the positions they assume. The Selling Securityholder may also sell Registrable Securities short and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

State any exceptions here:

By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the prospectus delivery and other provisions of the Securities Act and the Exchange Act and the rules and regulations thereunder, particularly Regulation M.

The Selling Securityholder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons under certain circumstances as set forth therein.

Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the Selling Securityholders against certain liabilities.

In the event that the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item 3 above after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items 1 through 6 above and the inclusion of such information in the Shelf Registration Statement and related Prospectus. The Selling Securityholder understands that such information will be relied upon by the Company in connection with the preparation of the Shelf Registration Statement and related prospectus.

In accordance with the Selling Securityholder’s obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:

(i)        To the Company:

Nu Skin Enterprises, Inc.
75 West Center Street
Provo, Utah 84601
Attention: Matthew Dorny

(ii)         With a copy to:

Simpson Thacher & Bartlett LLP
3330 Hillview Avenue
Palo Alto, CA 94304
Attention: Kevin Kennedy

Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Company, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the Selling Securityholder (with respect to the Registrable Securities beneficially owned by such Selling Securityholder and listed in Item 3 above). This Agreement shall be governed in all respects by the laws of the State of New York.

[THE REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK.]

        IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:

Selling Securityholder

(Print/type full legal name of beneficial owner of Registrable Securities)

By:

Name:
Title:

Exhibit 1

NOTICE OF TRANSFER PURSUANT TO REGISTRATION STATEMENT

Nu Skin Enterprises, Inc.
75 West Center Street
Provo, Utah 84601
Attention: Matthew Dorny

American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, New York 11219
Attention: Craig Leibell

Re:     Nu Skin Enterprises, Inc. (the “Company”)
          Class A Common Stock (the “Shares”)

Dear Sirs:

        Please be advised that _____________________ has transferred $___________ aggregate principal amount of the above-referenced pursuant to an effective Registration Statement on Form [S-3] (File No. 333-____) filed by the Company.

        We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied with respect to the transfer described above and that the above-named beneficial owner of the Shares is named as a selling securityholder in the Prospectus dated _____, 200_, or in amendments or supplements thereto, and that the aggregate principal amount of the Shares transferred are [all] [a portion of] the Shares listed in such Prospectus as amended or supplemented opposite such owner’s name.

Dated:

Very truly yours,

(Name)

By:
(Authorized Signature)